                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                              LINCOLN PARK BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

                           [LOGO] LINCOLN PARK BANCORP




March 27, 2006


Dear Stockholder:

        We cordially invite you to attend the 2006 Annual Meeting of Stockholders of Lincoln Park Bancorp, the parent company of Lincoln Park Savings Bank. The Annual Meeting will be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on April 20, 2006.

        The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of Lincoln Park Bancorp. Directors and officers of Lincoln Park Bancorp will be present to respond to any questions that stockholders may have. Also enclosed for your review is our 2005 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of Lincoln Park Bancorp.

        The business to be conducted at the Annual Meeting includes the election of two directors, and the ratification of the appointment of Beard Miller Company LLP as the independent registered public accounting firm for Lincoln Park Bancorp for the fiscal year ending December 31, 2006.

        The Board of Directors of Lincoln Park Bancorp has determined that approval of the matters to be considered at the Annual Meeting are in the best interests of Lincoln Park Bancorp and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

        On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.


                                        Sincerely,


                                        /s/ Donald S. Hom
                                        -----------------
                                        Donald S. Hom
                                        President and Chief Executive Officer

                              LINCOLN PARK BANCORP
                               31 BOONTON TURNPIKE
                         LINCOLN PARK, NEW JERSEY 07035
                                 (973) 694-0330

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To be held on April 20, 2006

        Notice is hereby given that the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Lincoln Park Bancorp will be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, on April 20, 2006, at 10:00 a.m., local time.

        A proxy card and a Proxy Statement for the Annual Meeting are enclosed.

        The Annual Meeting is for the purpose of considering and acting upon:

        1.      The election of two directors of Lincoln Park Bancorp;

        2. The ratification of the appointment of Beard Miller Company LLP as the independent registered public accounting firm for Lincoln Park Bancorp for the fiscal year ending December 31, 2006; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors of Lincoln Park Bancorp is not aware of any other business to come before the Annual Meeting.

        Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 17, 2006, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF LINCOLN PARK BANCORP A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                        By Order of the Board of Directors


                                        /s/ Nancy M. Shaw
                                        -----------------
                                        Nancy M. Shaw
                                        Secretary


Lincoln Park, New Jersey
March 27, 2006


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE LINCOLN PARK BANCORP THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                              LINCOLN PARK BANCORP
                               31 BOONTON TURNPIKE
                         LINCOLN PARK, NEW JERSEY 07035
                                 (973) 694-0330

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 20, 2006


        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Lincoln Park Bancorp ("Lincoln Park Bancorp" or the "Company") to be used at the 2006 Annual Meeting of Stockholders (the "Annual Meeting") of Lincoln Park Bancorp, which will be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on April 20, 2006, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 27, 2006.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Lincoln Park Bancorp will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

        The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

        Proxies may be revoked by sending written notice of revocation to the Secretary of Lincoln Park Bancorp, Nancy M. Shaw, at the address of Lincoln Park Bancorp shown above, by returning a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Lincoln Park Bancorp prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

        Holders of record of Lincoln Park Bancorp's common stock, par value $0.01 per share, as of the close of business on March 17, 2006 are entitled to one vote for each share then held. As of March 17, 2006, there were 1,851,500 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. Our mutual holding company, Lincoln Park Bancorp, MHC, owns 999,810 shares, or 54.0% of Lincoln Park Bancorp's outstanding common stock and intends to vote FOR each of the proposals set forth in this Proxy Statement.

        As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, or to WITHHOLD authority to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominee being proposed is withheld.

        As to the ratification of Beard Miller Company LLP as Lincoln Park Bancorp's independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of holders of a majority of the votes cast at the Annual Meeting in person or by proxy is required for the ratification of Beard Miller Company LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2006. The ratification of this matter shall be determined by a majority of the votes cast at the Annual Meeting, without regard to broker non-votes or proxies marked "ABSTAIN".

        Management of Lincoln Park Bancorp anticipates that Lincoln Park Bancorp, MHC, the majority stockholder of Lincoln Park Bancorp, will vote all of its shares of common stock in favor of all the matters set forth above. If Lincoln Park Bancorp, MHC votes all of its shares in favor of each proposal, the approval of the election of the director nominees and the ratification of Beard Miller Company LLP would be assured. As of March 17, 2006, Lincoln Park Bancorp, MHC held 999,810 shares of common stock and persons other than Lincoln Park Bancorp, MHC held 851,690 shares of common stock.

        Proxies solicited hereby will be returned to Lincoln Park Bancorp and will be tabulated by an Inspector of Election designated by Lincoln Park Bancorp's Board of Directors.

        Persons and groups who beneficially own in excess of 5% of the common stock of Lincoln Park Bancorp are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of March 17, 2006, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of common stock of Lincoln Park Bancorp, as well as shares beneficially owned in the aggregate by Lincoln Park Bancorp, MHC and all directors and executive officers as a group.

                                             AMOUNT OF SHARES
                                             OWNED AND NATURE        PERCENT OF SHARES
NAME AND ADDRESS OF                            OF BENEFICIAL          OF COMMON STOCK
 BENEFICIAL OWNERS                             OWNERSHIP (1)            OUTSTANDING
--------------------                         -----------------       -----------------
Lincoln Park Bancorp, MHC                          999,810                  54.0%
31 Boonton Turnpike
Lincoln Park, New Jersey 07035

Lincoln Park Bancorp, MHC,                       1,052,816                  56.9%
  and all of Lincoln Park Bancorp's and
  Lincoln Park Savings Bank's (the "Bank")
  directors and executive officers as a group
  (9 directors and officers) (2)

---------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2) Includes shares of common stock held by Lincoln Park Bancorp, MHC. Lincoln Park Bancorp's and Lincoln Park Savings Bank's executive officers and directors beneficially owned 53,006 shares of common stock, or 2.8% of the outstanding shares of common stock. Includes 767 shares of common stock allocated to the accounts of executive officers under the Lincoln Park Savings Bank Employee Stock Ownership Plan (the "ESOP") and excludes the remaining 33,301 shares of common stock, or 1.8% of the common stock outstanding, owned by the ESOP for the benefit of employees. Includes shares of restricted stock awarded under the 2005 Lincoln Park Bancorp Stock-Based Incentive Plan (the "2005 Plan"), whether or not vested. Does not include options to purchase shares of common stock awarded under the 2005 Plan, since none of such options vest within 60 days of March 17, 2006.

                       PROPOSAL I - ELECTION OF DIRECTORS

        Lincoln Park Bancorp's Board of Directors currently consists of five members. Lincoln Park Bancorp's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of Lincoln Park Bancorp are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Two directors will be elected at the Annual Meeting and will serve until their successors have been elected and qualified. The nominating committee of Lincoln Park Bancorp has nominated David
G. Baker and John F. Feeney to each serve as a director for a three-year term. The nominees are currently members of the Board of Directors.

        The table below sets forth certain information regarding the composition of Lincoln Park Bancorp's Board of Directors as of March 17, 2006, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominees identified below. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why either of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominee was selected. The table below also sets forth certain information regarding executive officers who are not Directors. The Board of Directors recommends a vote "FOR" each nominee to serve as a director until his term expires.

                                                                                           SHARES OF COMMON
                                             POSITIONS                                           STOCK
                                      HELD WITH LINCOLN PARK   DIRECTOR     CURRENT TERM     BENEFICIALLY     PERCENT
         NAME (1)            AGE(2)           BANCORP          SINCE (3)     TO EXPIRE         OWNED (4)      OF CLASS
--------------------------  -------   ----------------------   ---------    ------------   ----------------  ----------
NOMINEES:
David G. Baker                 50            Director             2002          2006             6,521(5)         *
John F. Feeney                 66            Director             1971          2006             5,721(6)         *

DIRECTORS CONTINUING IN OFFICE:
William H. Weisbrod            53      Vice Chairman of the       1982          2007             8,721(7)         *
                                              Board
Edith M. Perrotti              66            Director             1996          2007             7,771(8)         *
Stanford Stoller               60     Chairman of the Board       2001          2008             7,721(9)         *

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:
Donald S. Hom                  51       President and Chief
                                         Executive Officer        N/A           N/A              9,285(10)        *
Nandini S. Mallya              53       Vice President and
                                             Treasurer            N/A           N/A              2,855(11)        *
Nancy M. Shaw                  47       Vice President and
                                        Corporate Secretary       N/A           N/A              2,179(12)        *
Deborah Corvelli Shahin        48       Vice President and
                                        Assistant Secretary       N/A           N/A              2,232(13)        *
All directors and
executive officers as a
group (9 persons)                                                                               53,006(14)      2.8%

---------------------------
*    Less than 1%.
(1) The mailing address for each person listed is 31 Boonton Turnpike, Lincoln Park, New Jersey 07035.
(2)  As of December 31, 2005.
(3) Reflects initial appointment to the Board of Directors of Lincoln Park Savings and Loan Association, the predecessor to Lincoln Park Savings Bank. Each director of Lincoln Park Bancorp is also a director of Lincoln Park Savings Bank and Lincoln Park Bancorp, MHC, which owns the majority of the issued and outstanding shares of common stock of Lincoln Park Bancorp.
(4) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."
(5)  Includes 2,721 unvested shares of restricted stock.
(6)  Includes 2,721 unvested shares of restricted stock.
(7)  Includes 2,721 unvested shares of restricted stock.
(8)  Includes 2,721 unvested shares of restricted stock.
(9)  Includes 2,721 unvested shares of restricted stock.
(10) Includes 1,500 unvested shares of restricted stock and 285 shares allocated under the ESOP for Mr. Hom.
(11) Includes 500 shares of common stock held by a member of Ms. Mallya's family, 1,200 unvested shares of restricted stock and 155 shares allocated under the ESOP for Ms. Mallya.

(12) Includes 25 shares of common stock held by a member of Ms. Shaw's family, 1,200 unvested shares of restricted stock and 179 shares allocated under the ESOP for Ms. Shaw.
(13) Includes 100 shares of common stock held by Ms. Shahin as custodian, 1,200 unvested shares of restricted stock and 148 shares allocated under the ESOP for Ms. Shahin.
(14) Includes 767 shares of common stock allocated to the accounts of executive officers under the ESOP and excludes the remaining 33,301 shares of common stock, or 1.8% of the common stock outstanding, owned by the ESOP for the benefit of employees. Under the terms of the ESOP, shares of common stock allocated to the account of employees are voted in accordance with instructions of the respective employees. Unallocated shares of common stock are voted by the trustee of the employee stock ownership plan.

        The principal occupation during the past five years of each director and executive officer of Lincoln Park Bancorp is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

DIRECTORS:

        STANFORD STOLLER is the Chairman of the Board of Directors. He has been employed by the IBM Corporation since 1968 in various capacities. He is currently a Principal Consultant in the Insurance Industry Sector of IBM.

        WILLIAM H. WEISBROD is the Vice Chairman of the Board. He has been a Senior Vice President-Investments with Wachovia Securities, Wayne, New Jersey office since April 2005. Prior to that time, Mr. Weisbrod was a Senior Vice President/Financial Consultant with Smith Barney from 1998 to 2005, a Senior Vice President with Merrill Lynch from 1980 to 1998 and an account executive with Bache Halsey Stuart Shields from 1975 to 1980.

        DAVID G. BAKER is a part owner and an operator of Lincoln Park Hardware, a family owned hardware store located in Lincoln Park. Mr. Baker has been the Mayor/Chief Administrative Official of the Borough of Lincoln Park since 1994. Prior to being elected Mayor, Mr. Baker was elected to the Governing Council from 1987 to 1994 and appointed to the Board of Adjustment from 1985 to 1986 of the Borough of Lincoln Park.

        JOHN F. FEENEY is a partner in the law firm of Scangarella, Feeney & Dixon, L.L.P. located in Pompton Plains, New Jersey. Mr. Feeney's law firm serves as counsel for Lincoln Park Savings and Lincoln Park Bancorp.

        EDITH M. PERROTTI is retired. She served as Senior Vice President of Lincoln Park Savings from 1986 until 1999. Prior to that time, Ms. Perrotti served for Orange Savings Bank for 27 years in various positions with increasing levels of responsibilities in branch operations.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

        DONALD S. HOM is the President and Chief Executive Officer of Lincoln Park Savings. Prior to joining Lincoln Park Savings in August 2000, Mr. Hom served for 23 years as a bank examiner, financial analyst and corporate activities/applications analyst for the Office of Thrift Supervision and its predecessor, the Federal Home Loan Bank Board, and the Federal Home Loan Bank of New York. He is also a member of the Lincoln Park Lions Club and the Pequannock Valley Rotary Club.

        NANDINI S. MALLYA has served as Vice President and Treasurer in charge of the accounting department of Lincoln Park Savings since March 1997. Previously, Ms. Mallya worked from 1986 to 1997 in controller and accounting manager positions for Panasia Bank in Fort Lee, New Jersey, Urban National Bank in Franklin Lakes, New Jersey and Alexander Hamilton Savings and Loan Association in Pompton Plains, New Jersey.

        NANCY M. SHAW has served as Vice President responsible for lending, marketing and compliance of Lincoln Park Savings since April 2000. Ms. Shaw was appointed Corporate Secretary of Lincoln Park Savings in May 2004, and previously served as Assistant Secretary. Prior to joining Lincoln Park Savings in April 2000, Ms. Shaw was a Vice President-Consumer Loan Officer with Lakeland Bank of Oak Ridge, New Jersey and Metropolitan State Bank of Montville, New Jersey from 1992 to 2000. In addition, Ms. Shaw served in various lending positions in two other banks from 1978 to 1992.

        DEBORAH CORVELLI SHAHIN has been employed by Lincoln Park Savings in various capacities since 1981. She has served as Vice President responsible for operations, security and compliance and Assistant Secretary of Lincoln Park Savings since 1986.

BOARD INDEPENDENCE

        The Board of Directors consists of a majority of "independent directors" within the meaning of the Nasdaq corporate governance listing standards. The Board of Directors of Lincoln Park Bancorp has determined that directors Baker, Feeney, Perrotti, Stoller and Weisbrod are each "independent" within the meaning of the Nasdaq corporate governance listing standards (except that Mr. Feeney is not considered independent for purposes of the Audit Committee). The Board of Directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The business of Lincoln Park Bancorp is conducted at regular and special meetings of the full Board of Directors and its standing committees. The Board of Directors has established audit, compensation and nominating committees. The Board of Directors of Lincoln Park Bancorp held 11 regular meetings and one special meeting during the year ended December 31, 2005. No director of Lincoln Park Bancorp attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which he or she served during fiscal 2005.

        AUDIT COMMITTEE. The audit committee consists of directors Perrotti, who serves as chairman, Baker, Stoller and Weisbrod. The audit committee meets as needed. The audit committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the audit committee meets with the independent certified public accountants on a quarterly basis to discuss the results of operations and on an annual basis to review the results of the annual audit and other related matters. Each member of the audit committee is "independent" as defined in the Nasdaq corporate governance listing standards. Based on its review of the criteria of an audit committee financial expert under the rules adopted by the SEC, the Board of Directors does not believe that any member of the Audit Committee qualifies as an audit committee financial expert. Lincoln Park Bancorp's Board of Directors has adopted a written charter for the audit committee. The audit committee of Lincoln Park Bancorp met five times during the fiscal year ended December 31, 2005.

        COMPENSATION COMMITTEE. The Board of Directors has appointed a compensation committee, which is currently comprised of directors Baker (Chairman) and Weisbrod. Each member of the compensation committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The compensation committee is responsible for recommending to the full Board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the Board of Directors and other matters of personnel policy. The compensation committee of Lincoln Park Bancorp met three times during 2005.

        NOMINATING COMMITTEE. The nominating committee of Lincoln Park Bancorp consists of directors Feeney (Chairman), Baker and Perrotti. Each member of the nominating committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Board of Directors of Lincoln Park Bancorp has adopted a written charter for the nominating committee, which is available on Lincoln Park Bancorp's website at www.lincolnparksavings.com. The nominating committee of Lincoln Park Bancorp met one time during 2005.

        The functions of the nominating committee include the following:

        o leading the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval;

        o developing and recommending to the Board of Directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the Board of Directors;

        o adopting procedures for the submission of recommendations by stockholders for nominees for the Board of Directors; and

        o annually reviewing the adequacy of its charter and recommending any proposed changes to the Board of Directors.

        The nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to Lincoln Park Bancorp's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. In addition, the nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

        o the highest personal and professional ethics and integrity and whose values are compatible with Lincoln Park Bancorp's values;

        o experience and achievements that have given them the ability to exercise and develop good business judgment;

        o a willingness to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

        o a familiarity with the communities in which Lincoln Park Bancorp operates and/or is actively engaged in community activities;

        o involvement in other activities or interests that do not create a conflict with their responsibilities to Lincoln Park Bancorp and its stockholders; and

        o the capacity and desire to represent the balanced, best interests of the stockholders of Lincoln Park Bancorp as a group, and not primarily a special interest group or constituency.

        The nominating committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

        PROCEDURES FOR THE NOMINATION OF DIRECTORS BY STOCKHOLDERS. The nominating committee has adopted procedures for the submission of director nominees by stockholders of Lincoln Park Bancorp. If a determination is made that an additional candidate is needed for the Board of Directors, the nominating committee will consider candidates submitted by Lincoln Park Bancorp's stockholders. Stockholders can submit the names of qualified candidates for director by writing to the Corporate Secretary of the Company at 31 Boonton Turnpike, Lincoln Park, New Jersey 07035. The secretary must receive a submission not less than ninety (90) days prior to the date of Lincoln Park Bancorp's proxy materials for the preceding year's Annual Meeting. The submission must include the following information:

        o a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

        o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

        o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

        o a statement of the candidate's business and educational experience;

        o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

        o a statement detailing any relationship between the candidate and any customer, supplier or competitor of Lincoln Park Bancorp;

        o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

        o a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

        A nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting of stockholders of Lincoln Park Bancorp must comply with the procedural and informational requirements described in Lincoln Park Bancorp's bylaws.

        STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS. A Lincoln Park Bancorp stockholder who wants to communicate with the Board or with any individual Director should write to:

                              Lincoln Park Bancorp
                               Corporate Secretary
                         Attention: Board Administration
                               31 Boonton Turnpike
                             Lincoln Park, NJ 07035

        The letter should indicate that the author is a Lincoln Park Bancorp stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

        o Forward the communication to the Director or Directors to whom it is addressed;

        o Attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

        o Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        At each Board meeting, a member of management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

CODE OF ETHICS

        The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of Lincoln Park Bancorp's officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers (collectively the "Codes"). The Codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. We have previously filed a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2004 annual report on Form 10-KSB. The Codes are available on Lincoln Park Bancorp's website at www.lincolnparksavings.com. Amendments to and waivers from the Code of Ethics will also be disclosed on Lincoln Park Bancorp's website.

AUDIT COMMITTEE REPORT

        The audit committee of Lincoln Park Bancorp operates under a written charter adopted by the Board of Directors. The audit committee charter is available on Lincoln Park Bancorp's website at www.lincolnparksavings.com. The audit committee of Lincoln Park Bancorp has issued a report which states that it has:

        o reviewed and discussed with management and Lincoln Park Bancorp's independent registered public accounting firm, Lincoln Park Bancorp's audited consolidated financial statements for the fiscal year ended December 31, 2005;

        o discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as amended; and

        o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and have discussed with the independent accountants their independence from Lincoln Park Bancorp.

        Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors of Lincoln Park Bancorp that the audited consolidated financial statements be included in Lincoln Park Bancorp's annual report on Form 10-KSB for the fiscal year ended December 31, 2005 and be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Beard Miller Company LLP, as the independent registered public accounting firm for Lincoln Park Bancorp for the fiscal year ending December 31, 2006, subject to the ratification of this appointment by the stockholders of Lincoln Park Bancorp.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Lincoln Park Bancorp specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the audit committee.

                           Edith M. Perrotti, Chairman
                                 David G. Baker
                                Stanford Stoller
                               William H. Weisbrod

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The common stock of Lincoln Park Bancorp is registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended. The officers and directors of Lincoln Park Bancorp and beneficial owners of greater than 10% of the common stock of Lincoln Park Bancorp ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock of Lincoln Park Bancorp. Securities and Exchange Commission rules require disclosure in a company's annual Proxy Statement and annual report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based on Lincoln Park Bancorp's review of such ownership reports, no officer, director or 10% beneficial owner of Lincoln Park Bancorp failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2005.

EXECUTIVE COMPENSATION

        Lincoln Park Bancorp has not paid any compensation to its executive officers since its formation. However, Lincoln Park Bancorp does reimburse Lincoln Park Savings Bank for services performed on behalf of Lincoln Park Bancorp by its officers. Lincoln Park Bancorp does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than Lincoln Park Savings Bank.

        The following table sets forth for the fiscal years ended December 31, 2005, 2004 and 2003, certain information as to the total remuneration paid by Lincoln Park Savings Bank to Mr. Hom (sometimes herein referred to as the "Named Executive Officer"), who serves as President and Chief Executive Officer. No other executive officers earned in excess of $100,000 during fiscal 2005, 2004 or 2003.

                                      ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                               ----------------------------------   ----------------------------------
                                                                             AWARDS           PAYOUTS
                                                                    -----------------------  ---------
                                                        OHTER                                                ALL
                                                        ANNUAL       RESTRICTED                             OTHER
      NAME AND                  SALARY               COMPENSATION      STOCK       OPTION/     LTIP     COMPENSATION
 PRINCIPAL POSITION   FISCAL      ($)     BONUS ($)      (1)         AWARDS ($)   SARS (#)    PAYOUTS        ($)
-------------------- --------  --------   ---------  ------------   -----------  ----------  ---------  ------------
Donald S. Hom          2005    $110,000     $2,000        --         $13,500(2)   10,000(3)  $     --   $   2,565(4)
President and Chief    2004     106,000      9,539        --              --          --           --       6,700(4)
Executive Officer      2003     103,000      5,000        --              --          --           --       7,100(4)

--------------------------------------------------------------
(1) Lincoln Park Savings Bank provides certain of its executive officers with non-cash benefits and perquisites. Management believes that the aggregate value of these benefits for fiscal 2005, 2004 and 2003, respectively, did not, in the case of the named executive officer, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him in the Summary Compensation Table.
(2) Represents awards of restricted stock under the 2005 Plan with a market value of $8.90 per share on December 22, 2005, the date of grant. Mr. Hom received an award for 1,500 shares, which award vests in equal installments at a rate of one-seventh per year, commencing on December 22, 2006.
(3) On December 22, 2005, pursuant to the 2005 Plan, Mr. Hom was awarded options to purchase 10,000 shares of common stock. Such options vest in equal installments at a rate of one-seventh per year, commencing on December 22, 2006. The exercise price of such options is $8.90 per share, the fair market value of the underlying shares on December 22, 2005, the date of grant.
(4) In 2005, represents the value of 285 shares allocated under the ESOP for Mr. Hom, and in 2004 and 2003 represents profit sharing contribution under Lincoln Park Savings Bank's profit sharing plan.

DIRECTORS COMPENSATION

        Members of the Board of Directors of Lincoln Park Bancorp do not receive separate compensation for their service on the Board of Directors of Lincoln Park Bancorp. Members of the audit committee, compensation committee, and executive committee of Lincoln Park Bancorp receive $500 per committee meeting attended.

        For the fiscal year ended December 31, 2005, members of Lincoln Park Savings Bank's Board of Directors received a fee of $1,000 for each board meeting, subject to forfeiture of a portion of board fees of any director who is absent from more than six meetings.

        STOCK BENEFIT PLANS. Following stockholder approval of the 2005 Plan at the Company's special meeting of stockholders in December 2005, each member of the Board of Directors received awards pursuant to the 2005 Plan. For additional information regarding awards to directors under such plan, see "Stock-Based Incentive Plan."

EMPLOYEE STOCK OWNERSHIP PLAN

        In connection with its reorganization and stock offering, Lincoln Park Savings Bank adopted the Lincoln Park Savings Bank Employee Stock Ownership Plan ("ESOP") for eligible employees of Lincoln Park Bancorp and any subsidiary, including Lincoln Park Savings Bank. Employees of Lincoln Park Bancorp and Lincoln Park Savings Bank who have attained age 21 and who have been credited with at least 1,000 hours of service during a twelve month period are eligible to participate in the ESOP.

        The ESOP borrowed funds from Lincoln Park Bancorp to purchase 34,068 shares of the common stock of Lincoln Park Bancorp. The shares of common stock were purchased with proceeds of a $387,193 loan from Lincoln Park Bancorp. The loan to the ESOP bears interest at prime and will be repaid principally from Lincoln Park Savings Bank's contributions to the ESOP over a period of twenty years. The collateral for the loan is the shares of common stock of Lincoln Park Bancorp purchased by the ESOP. Shares purchased by the ESOP are held in a suspense account and are released to participants' accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's compensation to the total compensation of all eligible participants. Forfeitures are reallocated among remaining participating employees and may reduce any amount Lincoln Park Bancorp might otherwise have contributed to the ESOP. A participant vests in 100% of his or her account balance after seven years of credited service. In the case of a "change in control," as defined in the ESOP, which triggers a termination of the ESOP, participants will become immediately fully vested in their account balances. Benefits are payable upon retirement or other separation from service. Lincoln Park Bancorp's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

STOCK-BASED INCENTIVE PLAN

        The Board of Directors has adopted the 2005 Lincoln Park Bancorp Stock-Based Incentive Plan, to provide officers, employees and directors of the Company or the Bank with additional incentives to share in the growth and performance of the Company. The 2005 Plan was approved by stockholders on December 22, 2005.

        The 2005 Plan authorizes the issuance of up to 127,012 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, reload options or restricted stock awards, provided that no more than 36,289 shares may be issued as restricted stock awards, and no more than 90,723 shares may be issued pursuant to exercise of stock options.

        Employees and outside directors of the Company or its subsidiaries are eligible to receive awards under the 2005 Plan.

        The 2005 Plan provides for awards in the form of stock options, reload options ("Reload Options"), limited stock appreciation rights ("Limited Rights") and restricted stock awards. Stock options granted under the 2005 Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-statutory stock options"). A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. The Limited Rights are generally subject to the same terms and conditions as the stock options. The Reload Options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload Options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a Reload Option is equal to the market value of the previously owned stock at the time it was surrendered. The option period during which the Reload Option may be exercised expires at the same time as that of the original option that the holder has exercised.

        Pursuant to the 2005 Plan, options to purchase 6,804 shares were granted to each non-employee director of the Company (5 persons), and options to purchase 10,000 shares were awarded to Donald S. Hom. All such options were granted with an exercise price of $8.90 per share, the fair market value of the underlying shares on the date of the award.

        Pursuant to the 2005 Plan, 2,721 shares of restricted stock were awarded to each non-employee director, and 1,500 shares of restricted stock were awarded to Donald S. Hom. The market value per share of the Common Stock was $8.90 on the date of the grant, and as of such date the aggregate value of the 2,721 shares awarded to each outside director was $24,217, and the 1,500 shares awarded to Donald S. Hom was $13,350. Awards to non-employee directors vest in equal installments at a rate of 20% per year commencing on December 22, 2006. Awards to named executive officers vest at a rate of one-seventh per year, commencing on December 22, 2006. Awards will be 100% vested upon termination of employment due to death or disability, or following a change of control. The total value of such shares awarded to all named executive officers and directors at December 31, 2005 was $135,945.

        Set forth below is certain information regarding options granted to the named executive officer during 2005.

====================================================================================================================

                                         OPTION GRANTS IN LAST FISCAL YEAR
====================================================================================================================
                                                  PERCENT OF TOTAL
                                                 OPTIONS GRANTED TO
         NAME               OPTIONS GRANTED     EMPLOYEES IN FY 2005      EXERCISE PRICE         EXPIRATION DATE
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Donald S. Hom                    10,000                  30.8%                  $8.90               12/22/2015
======================== ====================== ====================== ====================== ======================

        No options were exercised by the named executive officer during 2005. The following table sets forth information concerning options outstanding to the named executive officer at December 31, 2005.

====================================================================================================================
                                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FISCAL YEAR-END OPTION VALUES
====================================================================================================================
                                                                  NUMBER OF SECURITIES
                                                                 UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED
           NAME              SHARES ACQUIRED       VALUE               OPTIONS AT          IN-THE-MONEY OPTIONS AT
                              UPON EXERCISE       REALIZED          FISCAL YEAR-END          FISCAL YEAR-END (1)
                                                                ------------------------- --------------------------
                                                                EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
---------------------------- ---------------- ----------------- ------------------------- --------------------------
Donald S. Hom                       --                --                  --/10,000              $ --/$ 1,000
============================ ================ ================= ========================= ==========================

---------------
(1) Based on a market value of $9.00 per share at December 31, 2005 and an exercise price of $8.90.

        Set forth below is information as of December 31, 2005 regarding equity compensation plans. Other than the ESOP, the Company does not have any equity compensation plans that were not approved by its stockholders.

====================================================================================================================
                                    NUMBER OF SECURITIES TO BE
                                      ISSUED UPON EXERCISE OF                              NUMBER OF SECURITIES
                                        OUTSTANDING OPTIONS        WEIGHTED AVERAGE       REMAINING AVAILABLE FOR
               PLAN                          AND RIGHTS             EXERCISE PRICE         ISSUANCE UNDER PLAN
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved
by stockholders.................              85,225(1)                 $8.90(2)                 41,787(3)
--------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by stockholders........                  --                       --                        --
--------------------------------------------------------------------------------------------------------------------
      Total.....................              85,225(1)                 $8.90(2)                 41,787(3)
====================================================================================================================

-------------
(1) Includes 18,705 shares of restricted stock and 66,520 options to purchase shares of common stock awarded under the 2005 Plan.
(2)  Relates to 66,520 outstanding stock options.
(3) Includes 17,584 shares of restricted stock available for future issuance and 24,203 options to purchase shares of common stock under the 2005 Plan.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        In the ordinary course of business, Lincoln Park Savings makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms (other than interest rates on loans to employees), including collateral, as comparable loans to other borrowers. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of independent disinterested members of the board of directors. The interest rate on loans to directors and officers is the same as that offered to other borrowers.

--------------------------------------------------------------------------------
   PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM
--------------------------------------------------------------------------------

        Lincoln Park Bancorp's independent registered public accounting firm for the year ended December 31, 2005 was Beard Miller Company LLP ("Beard Miller"), as the successor to Radics & Co., LLC. The audit committee of Lincoln Park Bancorp has approved the engagement of Beard Miller to be Lincoln Park Bancorp's independent registered public accounting firm for the fiscal year ending December 31, 2006, subject to the ratification of the engagement by Lincoln Park Bancorp's stockholders.

        At the Annual Meeting, the stockholders of Lincoln Park Bancorp will consider and vote on the ratification of the engagement of Beard Miller for Lincoln Park Bancorp's fiscal year ending December 31, 2006. A representative of Beard Miller is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Beard Miller and its predecessor, Radics & Co., LLC, during the fiscal years ended December 31, 2005 and 2004.

        The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of Lincoln Park Bancorp's and/or Lincoln Park Savings Bank's annual financial statements and for other services noted. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

                                           2005            2004
                                        ----------      ----------
        Audit Fees                      $   56,000      $  124,000
        Audit-Related Fees              $       --      $       --
        Tax Fees                        $    6,000      $    5,000
        All Other Fees                  $       --      $       --

        AUDIT FEES. Audit fees of $56,000 in fiscal 2005 included $31,000 of fees for the audit of the consolidated financial statements of Lincoln Park Savings and Lincoln Park Bancorp. Audit fees of $124,000 in fiscal 2004 included $29,000 of fees for the audit of the consolidated financial statements of Lincoln Park Savings and $95,000 of fees relating to Lincoln Park Bancorp's initial public offering.

        AUDIT-RELATED FEES. Lincoln Park Bancorp did not incur any audit-related fees in fiscal 2005 or 2004.

        TAX FEES. Tax fees of $6,000 in fiscal year 2005 and $5,000 in fiscal year 2004 were for services related to tax compliance and tax planning.

        ALL OTHER FEES. Lincoln Park Bancorp did not incur any other fees in fiscal year 2005 or 2004.

        The audit committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of Beard Miller. The audit committee concluded that performing such services does not affect the independence of Beard Miller in performing its function as the independent registered public accounting firm of Lincoln Park Bancorp.

        The audit committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All of the audit fees, audit related fees and other fees paid in 2005 were approved per the Audit Committee's pre-approval policies. However, none of the audit fees, audit related fees and other fees paid in 2004 were approved per the Audit Committee's pre-approval policies (which had not been implemented at the time such fees were paid).

        In order to ratify the selection of Beard Miller as the independent registered public accounting firm for the fiscal year ending December 31, 2006, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification. The audit committee of the Board of Directors recommends a vote "FOR" the ratification of Beard Miller as the independent registered public accounting firm for the fiscal year ending December 31, 2006.

--------------------------------------------------------------------------------
                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING
--------------------------------------------------------------------------------

        The bylaws of Lincoln Park Bancorp provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an Annual Meeting. For business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Lincoln Park Bancorp. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of Lincoln Park Bancorp no later than five days before the date of the meeting. The chairman of an Annual Meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of Lincoln Park Bancorp's bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

        In order to be eligible for inclusion in Lincoln Park Bancorp's proxy materials for Lincoln Park Bancorp's 2007 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Lincoln Park Bancorp's executive office, 31 Boonton Turnpike, Lincoln Park, New Jersey 07035, no later than November 28, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

        The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

        The cost of solicitation of proxies will be borne by Lincoln Park Bancorp. Lincoln Park Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Lincoln Park Bancorp may solicit proxies personally or by telegraph or telephone without additional compensation. Lincoln Park Bancorp's 2005 Annual Report to Stockholders has been mailed to all stockholders of record as of March 17, 2006. Any stockholder who has not received a copy of such annual report may obtain a copy by writing Lincoln Park Bancorp at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF LINCOLN PARK BANCORP'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, WILL BE FURNISHED WITHOUT CHARGE TO

STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO NANCY
M. SHAW, SECRETARY, LINCOLN PARK BANCORP, 31 BOONTON TURNPIKE, LINCOLN PARK, NEW JERSEY 07035, OR CALL (973) 694-0330.



                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Nancy M. Shaw
                                        -----------------
                                        Nancy M. Shaw
                                        Secretary


Lincoln Park, New Jersey
March 27, 2006

                                 REVOCABLE PROXY

                              LINCOLN PARK BANCORP
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 20, 2006

        The undersigned hereby appoints Edith M. Perrotti and Stanford Stoller, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Lincoln Park Bancorp (the "Company") that the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders ("Meeting") to be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on April 20, 2006. The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

                                                           VOTE      FOR ALL
                                                   FOR    WITHHELD    EXCEPT
                                                   ---    --------    ------
1.      The election as director of the nominees   [ ]      [ ]         [ ]
        listed below (except as marked to the
        contrary below) for a three-year term:

        David G. Baker
        John F. Feeney

        INSTRUCTION: TO WITHHOLD YOUR VOTE FOR
        ANY INDIVIDUAL NOMINEE, MARK "FOR ALL
        EXCEPT" AND WRITE THAT NOMINEE'S NAME ON
        THE SPACE PROVIDED.

                                                   FOR     AGAINST   ABSTAIN
                                                   ---     -------   -------
2.      The ratification of the appointment of     [ ]      [ ]         [ ]
        Beard Miller Company LLP as the
        independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE-LISTED
PROPOSALS.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated March 27, 2006, and an annual report to stockholders.

Dated: ____________, 2006            [ ] Check Box if You Plan to Attend Meeting



_________________________________    ___________________________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


_________________________________    ___________________________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



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           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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